UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 5, 2006

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19972	06-1195422
(State or Other Jurisdiction) of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Xenium Lane North Plymouth, Minnesota	55441
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (763) 551-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 5, 2006, Christopher & Banks Corporation (the “Company”) and Joseph E. Pennington entered into Amendment No. 2 to Mr. Pennington’s Amended and Restated Executive Employment Agreement which extends the term of his employment as Chief Executive Officer through February 28, 2007. Mr. Pennington will receive a base salary of $520,000 in fiscal 2007 payable at those intervals as the Company shall pay other executives. In addition, Mr. Pennington shall be eligible to receive a bonus in accordance with the Company’s bonus plans and Mr. Pennington shall receive a one-time stock option grant of 18,000 shares of the Company’s common stock pursuant to and in accordance with its equity incentive plan.

Contemporaneously with Amendment No. 2 to Mr. Pennington’s Amended and Restated Executive Employment Agreement, the Company and Mr. Pennington entered into an Amendment to Mr. Pennington’s Employment Continuation Agreement which provides that after February 28, 2007, Mr. Pennington will continue to be employed by the Company as a non-officer, part-time employee in an advisory role through August 31, 2008 and, in consideration for providing such services, will receive a monthly salary of $20,000 and certain continuing fringe benefits.

These arrangements were entered into in connection with the Company’s management succession plans. The foregoing description of Amendment No. 2 to Amended and Restated Executive Employment Agreement and the Amendment to Employment Continuation Agreement for Mr. Pennington are not complete and are qualified in their entirety by reference to the full text of such agreements. Copies of these agreements are filed as Exhibits 10.1 and 10.2 to this Report and are incorporated by reference herein.

Item 8.01 Other Events.

A copy of the press release relating to the matters set forth in this Report is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 2 to Amended and Restated Executive Employment Agreement between the Company and Joseph E. Pennington dated April 5, 2006

10.2	Amendment to Employment Continuation Agreement between the Company and Joseph E. Pennington dated April 5, 2006

99.1	Press release issued by the Company on April 5, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: April 5, 2006	By	: /s/	Andrew K. Moller
Andrew K. Moller Chief Financial Officer

CHRISTOPHER & BANKS CORPORATION

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 2 to Amended and Restated Executive Employment Agreement between the Company and Joseph E. Pennington dated April 5, 2006

10.2	Amendment to Employment Continuation Agreement between the Company and Joseph E. Pennington dated April 5, 2006

99.1	Press release issued by the Company on April 5, 2006